Exhibit 99.2 Patient Inspired Science Establishing a leading, pediatric rare and orphan disease-focused biopharmaceutical company to deliver impactful new medicines to patients May | 2020 Corporate Highlights | COVID-19 ARDS

Forward-Looking Statements This presentation may include forward-looking statements made pursuant to the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that are not historical facts. Such forward-looking statements are subject to significant risks and uncertainties that are subject to change based on various factors (many of which are beyond Cerecor, Inc. (“Cerecor”) control, which could cause actual results to differ from the forward-looking statements. Such statements may include, without limitation, statements with respect to Cerecor’s plans, objectives, projections, expectations and intentions and other statements identified by words such as “projects,” “may,” “might,” “will,” “could,” “would,” “should,” “continue,” “seeks,” “aims,” “predicts,” “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “potential,” or similar expressions (including their use in the negative), or by discussions of future matters such as: our 2020 outlook; the development of product candidates or products; potential attributes and benefits of product candidates; strategic alternatives for neurological assets and Millipred; and other statements that are not historical. These statements are based upon the current beliefs and expectations of Cerecor’s management but are subject to significant risks and uncertainties, including: reliance on and integration of key personnel; drug development costs, timing and other risks, including reliance on investigators and enrollment of patients in clinical trials, which might be slowed by the COVID-19 pandemic; regulatory risks; Cerecor's cash position and the need for it to raise additional capital; risks related to potential strategic alternatives for our neurology assets and Millipred; general economic and market risks and uncertainties, including those caused by the COVID-19 pandemic and those other risks detailed in Cerecor’s filings with the Securities and Exchange Commission. Actual results may differ from those set forth in the forward-looking statements. Except as required by applicable law, Cerecor expressly disclaims any obligations or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in Cerecor’s expectations with respect thereto or any change in events, conditions or circumstances on which any statement is based. 2|

Highlights • Recent Merger of Cerecor and Aevi has created a rich pipeline of novel, 1st in class assets all with proven mechanistic rationale • Only known anti-LIGHT mAb in the clinic, offers potential to treat cytokine storm-induced COVID-19 ARDS in the near-term and broader ARDS indication beyond – CERC-002 will enter the clinic in June and is expected to deliver definitive topline POC data in Q4 2020 • CERC-007 (anti-IL-18 mAb), unique molecular target, is expected to deliver initial data in multiple myeloma 4Q 2020 and POC data end of 1Q 2021; initial data in adult onset Still’s Disease by 2Q 2021. • CERC-800 series (substrate replacement therapy for congenital disorders of glycosylation, all orphan designated, Priority Review Vouchers eligible) will release data from CDG-FIRST 1H 2020 – CERC-801 pivotal trial expected start 4Q 2020, top line data expected 4Q 2021 – CERC-802 pivotal trial expected start 4Q 2020, top line data expected 3Q 2021 – CERC-803 pivotal trial expected start 1H 2021, top line data expected 2H 2021 • CERC-006 (dual mTOR inhibitor), topline data expected 2Q 2021 3|

Clinical-Stage Pipeline

Core Research & Development Areas	Therapeutic Area	Program	Mechanism of Action	Lead Indication	Development Stage				
					Preclinical	Phase 1	Phase 2	Phase 3	Upcoming Milestone
Immunology	Inflammation	CERC-002	Anti-LIGHT mAb	ARDS					Initial Data 4Q 2020
		CERC-002	Anti-LIGHT mAb	Crohn's					Initial Data 1Q 2021
		CERC-007	Anti-IL-18 mAb	AOSD					Initial Data 2Q 2021
Oncology	Blood Cancers	CERC-007	Anti-IL-18 mAb	Multiple Myeloma					Initial Data 4Q20/1Q21
Rare Genetic Disorders	Complex Lymphatic Malformations	CERC-006	Dual mTOR inhibitor	Complex Lymphatic Malformations					Initial Data 2Q 2021
	Congenital Disorders of Glycosylation	CERC-801	D-Galactose replacement	PGM1-CDG					Initial data from CDG-FIRST 1H20
		CERC-802	D-Mannose replacement	MPI-CDG					
		CERC-803	L-Fucose replacement	LADII-CDG					

CERECOR

CERC-002 Anti-LIGHT monoclonal antibody in clinical studies for COVID-19 ARDS

The Impact of Cytokine Storm Induced COVID-19 ARDS The outbreak of coronavirus disease 2019 (COVID-19) has created a global health crisis The viral infection triggers a hyperactive Approximately 1,500* people in immune response leading to cytokine the United States die each day storm and Acute Respiratory Distress from COVID-19 Syndrome (ARDS), a leading cause of death in COVID-19 patients There is currently no effective Our data implicate the inflammatory cytokine, LIGHT, as a for treatment Cytokine Storm potential key driver of cytokine storm induced COVID-19 ARDS leading to ARDS and death CERC-002 is the only know therapeutic currently in clinical development that inhibits the inflammatory cytokine LIGHT 6| *Data from Bloomberg COVID Tracker April 2020

LIGHT is a Potential Key Driver of Inflammation in the Lung LIGHT Impacts Lung Function Recent peer-reviewed publications implicate LIGHT in viral pneumonia and acute lung fibrosis 7|

Hyperactive Immune Response Leads to Cytokine Storm

Cytokine storm induced ARDS is a major driver of poor COVID-19 outcomes

Protective Immune Response	Hyperactive Immune Response
Immune cells arrive at the site of infection but do not overwhelm	Excessive cytokines lead to over-recruitment of immune cells and hyperinflammation



Virus
Immune cell types
macrophage
Alveoli
Air sacs where oxygen transfers from the lungs into the blood stream
T cell
Oxygen
Blood capillary
Neutrophil
Monocyte
macrophage
T cell

Oxygen transfer is not impacted by immune response	Excessive immune response leads to cell death and respiratory failure

Figure adapted from AFP Graphics
https://twitter.com/AFPgraphics/status/1246330114171961358/photo/1

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CERECOR

LIGHT is Potentially a Key Driver of the Inflammatory Response in Cytokine Storm in ARDS

LIGHT Releases Inflammatory Cytokines and Activates both T Cells and B Cells


HVEM-mediated Signaling Pathways
FasL
LIGHT
TL1A
Fas
HVEM
DcR3
LTβR
DR3
LTβR-mediated Signaling Pathways
Overactivation of Immune Response May Lead to Disease Pathology
Activation and Proliferation of Immune Cells
T-cell
Myeloid Cells
Macro-phage
Upregulation of Inflammatory Molecules
IL-1
GM-CSF
IL-6
CXCL5
IL-10
Pro-inflammatory Mediators and Cytokines
Cytokine Storm

- Highly expressed in **neutrophils and macrophages** and induces airway inflammation. It also appears to **exacerbate pulmonary fibrosis** in patients who recover from ARDS
- A critical factor in **COVID-19 cytokine storm**, pulmonary failure and longer-term pulmonary fibrosis and in **broader ARDS etiologies**

Recent biomarker data from hospitalized COVID-19 patients demonstrates elevated LIGHT levels, implicating its role in COVID-19 ARDS

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LIGHT Linked to Ventilation and Mortality in Hospitalized COVID-19 Patients Very Recent Data Implicate LIGHT in COVID-19 ARDS • Free LIGHT levels are significantly elevated in the serum of hospitalized patients with COVID-19, with the greatest statistical significance in patients who are ventilated • Elevated free LIGHT levels are associated with mortality in ventilated patients infected with COVID-19 • The association between LIGHT levels and mortality is strongest among hospitalized patients over 60, a high-risk group for negative outcomes related to COVID-19 Reducing LIGHT levels using CERC-002 may prevent severe ARDS and reduce the extent of mechanical ventilation required in patients that develop ARDS 10|

LIGHT is Significantly Elevated in Hospitalized COVID-19 Patients LIGHT Levels in Hospitalized LIGHT Levels in Both Non-Ventilated COVID-19 Patients and Ventilated Patients P < 0.0001 P < 0.0001 P < 0.0001 Free LIGHT levels are significantly elevated in serum of hospitalized patients with COVID-19, suggesting that it plays a key role in underlying disease pathophysiology 11|

Elevated LIGHT Levels are Linked to Mortality in Ventilated Patients Elevated LIGHT Levels Associated with Key Implications Increased Mortality in Ventilated Patients • In ventilated patients, LIGHT levels were higher in those patients that eventually died than in those patients that recovered. This did not reach statistical significance because of the small number of survivors (n=2) • Observed mortality rate was higher for ventilated patients (93%) compared to non-ventilated patients (20%) Elevated LIGHT may be a predictor of mortality in COVID-19 ARDS patients, most notably in those being treated with invasive mechanical ventilation 12|

Elevated LIGHT is Most Strongly Linked to Mortality in Patients 60+ Association Between Elevated LIGHT and Key Implications Mortality Strongest in Patients Over 60 P = 0.021 • In patients over 60, LIGHT levels were significantly higher in those that eventually died than in those patients that recovered (p=0.021) • Observed mortality rate higher was higher for patients over 60 of age (82%) compared to patients <60 years (32%) Elevated LIGHT levels in hospitalized COVID-19 patients were most strongly associated with mortality in patients over 60 13|

Cytokine Storm Drives ARDS Across Etiologies

Patients may progress rapidly and often require invasive mechanical ventilation

	Pre-ARDS Disease Course	ARDS Progression		
		Mild ARDS	Moderate ARDS	Severe ARDS
COVID-19 ARDS	COVID-19 infection			
	Cytokine Storm	*All etiologies of ARDS have high unmet need, with patients presenting at any severity and frequently progressing rapidly*		*COVID-19 infection is typically associated with longer duration of ventilation in severe patients*
Broader ARDS	Injury due to various etiologies (e.g., pneumonia, trauma, aspiration)			
Potential Opportunity		LIGHT Treatment Window		
Treatment / Care Setting	Typically non-hospitalized for COVID-19 infection and pre-ICU for broader ARDS	Critical Care / ICU	Critical Care / ICU	ICU
		All ARDS patients are candidates for intubation, with the vast majority of moderate and virtually all severe patients requiring invasive mechanical ventilation		

Reducing LIGHT levels may limit the proportion of patients requiring invasive mechanical ventilation, which drives high cost of treatment and low quality of life in ARDS

Source: Physician Interviews; Papazian et al. Ann. Intensive Care 2019; Bhatraju et al. NEJM 2020.

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CERECOR

Potential Beyond COVID-19 ARDS

CERC-002 may be applicable to the broader ARDS population

CERC-002

COVID-19 ARDS Patients

Broader ARDS Patients
- Viral / Bacterial Infections
- Trauma
- Aspiration
- Sepsis
- Pancreatitis

COVID-19 ARDS		Broader ARDS
✓	High Morbidity and Mortality	✓
✓	High ICU / Ventilation Cost ($90 – $125 K per patient)	✓
✓	Rationale for LIGHT as a Target	✓
✓	Rapid Development Potential	✓
	Persistent Long-term Incidence	✓

CERC-002 has the potential to treat the underlying disease of cytokine storm induced ARDS

Source: Chueng. Am J Respir Crit Care Med. 2006; Dasta. Crit Care Med. 2005; Hamel. Am J Med; 2000; Bice. Semin Respir Crit Care Med. 2013; ClearView Analysis. MV: Mechanical Ventilation.

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CERECOR

COVID-19 and Broader ARDS Target Populations COVID-19 ARDS provides a potential path to treat a larger patient population in broader ARDS U.S. COVID-19 Related ARDS Patients U.S. Broader ARDS Patients Excluding COVID-19 416 427 392 404 380 367 340 354 19 ARDS Incidence ARDS 19 - COVID Diagnosed Broader ARDS Incidence (K) DiagnosedBroader Time 2019 2020 2021 2022 2023 2024 2025 2026 There is a large market opportunity and high unmet need for effective therapy in cytokine storm induced ARDS beyond COVID-19 16| Source: Rubenfeld et al. N Engl J Med. 2005, 353(16):1685-93. Kissler et al. Science. 2020. UpToDate.

CERC-002: A Novel First-in-Class Anti-LIGHT mAb The only known clinical stage anti-LIGHT antibody Free LIGHT Assay Developed in Collaboration with Myriad RBM Enables a biomarker / precision VH VH medicine development approach NH NH 2 2 CH VL VL Positive Toxicology Profile CL 225 CL 8-week monkey toxicology study was well tolerated up to 231 100 mg/kg per week with NOAEL at 60 mg/kg 263 263 Phase I Trial Successfully Completed 323 323 Up to 1200 mg SQ in healthy volunteers (n=48) 369 369 without significant toxicity 427 427 Phase I/II open-label signal finding study in Crohn’s Discovered at La Jolla Allergy Institute disease currently ongoing (US IND 113264) and Licensed by Cerecor in 2016 One patient completed study and drug was well-tolerated with a significant reduction in LIGHT levels at a low dose with a clinically meaningful improvement 17| SQ: Subcutaneous; NOAEL: No observed adverse effect level.

Clearance from the FDA to Initiate Clinical Trial in Cytokine Storm-Induced COVID-19 ARDS with CERC-002

Clear path for clinical development in COVID-19 ARDS, creating a path for development in generalized ARDS

Planned Development Path for CERC-002



1H 2020
2H 2020
1H 2021
2H 2021
1H 2022
2H 2022
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Potential EUA
Key: Top Line Data
Proof of Concept Trial
Pivotal Trial (if necessary)
Pivotal Trial in Broader ARDS

Proof of Concept trial to begin in June 2020; Expected top line data Q4

18| EUA: Emergency Use Authorization.

CERECOR

CERC-002 Treatment of Cytokine Storm-Induced COVID-19 ARDS Primary Endpoint: Respiratory Failure and Mortality Over 28 Days Proof-of-Concept Trial Design Randomized, Double-blind, Placebo-controlled, Multi-Center, Proof-of-Concept Clinical Trial of CERC-002 in Adults with COVID-19 ARDS Inclusion Criteria CERC-002 (16 mg/kg [maximum 1200 mg]) on Day 1 by SQ injection + Standard of Care Hospitalized Patients with Documented COVID-19 Infection and 1:1 Clinical Evidence of Pneumonia with Randomization Acute Lung Injury Placebo-matched SQ injection + Standard of Care Estimated enrollment (N=82) Primary Endpoint Key Secondary / Exploratory Endpoints • The proportion of patients treated with CERC-002 • 1-month mortality compared with placebo in addition to standard of • Change in Pa02/Fi02 ratio care, alive and free of respiratory failure over 28 • Time to and duration of invasive ventilation days • LIGHT levels and other biomarkers of inflammation • Viral load • 80% power to show a 40% ∆ 19|

Physician Perspectives on CERC-002

Front line physicians[1] (n=14) with significant experience in COVID-19 and ARDS broadly viewed CERC-002's mechanism as novel with potential to fill an urgent unmet need

Urgent Medical Need	**"There are very few options for ARDS patients so I would definitely want to use an agent like this."**
Novel MOA	**"This mechanism has higher potential to address ARDS than other cytokine inhibitors."**
Broad Anticipated Utilization	**"This mechanism makes sense for all types of ARDS, not just COVID-19."**

Source: Physician Interviews, ClearView Healthcare Partners.

[1]14 physicians and KOLs were interviewed for an hour each for insights into COVID-19 ARDS, broader ARDS, and CERC-002.

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CERECOR

Highlights through 2022

- Multiple catalysts and 3 potential PRV awards from first-in-class medicines for diseases with no approved treatment options



CERC-801
TOP LINE DATA
CERC-801
Potential NDA APPROVAL
CERC-803
TOP LINE DATA
CERC-803
Potential NDA APPROVAL
Initial Data from
CDG FIRST
CERC-802
TOP LINE DATA
CERC-802
Potential NDA Approval
2020
2021
2022
CERC-002: COVID-19 ARDS
TOP LINE DATA[1]
Potential EUA[1]
CERC-006: Complex
Lymphatic Malformations
TOP LINE DATA
CERC-007: Multiple Myeloma
TOP LINE PIVOTAL DATA
CERC-007: Multiple Myeloma
Proof-of-Concept Data
CERC-002: COVID-19 ARDS
Potential FULL APPROVAL[2]
CERC-007: AOSD
Proof-of-Concept Data
CERC-800s
CERC-002 ARDS
CERC-007
CERC-006
Natural History Study
PRV Eligible

[1] COVID-19 Related ARDS; additional pivotal study will be run if necessary.
[2] Broader ARDS. EUA: Emergency Use Authorization.

CERECOR

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NASDAQ:CERC www.cerecor.com

Select Board and Management Team Members Michael F. Cola Chief Executive Officer Garry A. Neil, MD Chief Scientific Officer Sol J. Barer, PhD Chairman 23|

References • LIGHT: Lymphotoxin-like, exhibits Inducible expression, and competes with HSV Glycoprotein D for HVEM, a receptor expressed by T lymphocytes; encoded by TNFSF14 (Tumor Necrosis Factor Superfamily 14). • Bellani G, Laffey JG, Pham T, et al. Epidemiology, Patterns of Care, and Mortality for Patients With Acute Respiratory Distress Syndrome in Intensive Care Units in 50 Countries. JAMA. 2016;315(8):788–800. • Bhatraju PK et al., Covid-19 in Critically Ill Patients in the Seattle Region — Case Series. NEJM. 2020. • Bice T, Cox CE, Carson SS. Cost and health care utilization in ARDS--different from other critical illness?. Semin Respir Crit Care Med. 2013;34(4):529‐536. • Cheung AM, Tansey CM, Tomlinson G, et al. Two-year outcomes, health care use, and costs of survivors of acute respiratory distress syndrome. Am J Respir Crit Care Med. 2006. • da Silva Antunes R, Madge L, Soroosh P, Tocker J, Croft M. The TNF Family Molecules LIGHT and Lymphotoxin αβ Induce a Distinct Steroid-Resistant Inflammatory Phenotype in Human Lung Epithelial Cells. J Immunol. 2015;195(5):2429‐2441. • da Silva Antunes R, Mehta AK, Madge L, Tocker J, Croft M. TNFSF14 (LIGHT) Exhibits Inflammatory Activities in Lung Fibroblasts Complementary to IL-13 and TGF-β. Front Immunol. 2018;9:576. • Daher P, Teixeira PG, Coopwood TB, et al. Mild to Moderate to Severe: What Drives the Severity of ARDS in Trauma Patients?. Am Surg. 2018;84(6):808‐812. • Dasta JF, McLaughlin TP, Mody SH, Piech CT. Daily cost of an intensive care unit day: the contribution of mechanical ventilation. Crit Care Med. 2005;33(6):1266‐1271. • Desai P, Tahiliani V, Hutchinson TE, et al. The TNF Superfamily Molecule LIGHT Promotes the Generation of Circulating and Lung-Resident Memory CD8 T Cells following an Acute Respiratory Virus Infection. J Immunol. 2018;200(8):2894‐2904. • Eworuke E, Major JM, Gilbert McClain LI. National incidence rates for Acute Respiratory Distress Syndrome (ARDS) and ARDS cause-specific factors in the United States (2006-2014). J Crit Care. 2018;47:192‐197. • Hamel MB et al., Outcomes and cost-effectiveness of ventilator support and aggressive care for patients with acute respiratory failure due to pneumonia or acute respiratory distress syndrome. Am J Med. 2000. • Johnson ER, Matthay MA. Acute lung injury: epidemiology, pathogenesis, and treatment. J Aerosol Med Pulm Drug Deliv. 2010;23(4):243‐252. • Kissler SM, Tedijanto C, Goldstein E, Grad YH, Lipsitch M. Projecting the transmission dynamics of SARS-CoV-2 through the postpandemic period. Science. 2020;368(6493):860‐868. • Papazan L et al., Formal guidelines: management of acute respiratory distress syndrome. Ann. Intensive Care. 2019. • Rubenfeld GD, Caldwell E, Peabody E, et al. Incidence and outcomes of acute lung injury. N Engl J Med. 2005;353(16):1685‐1693. • Ware CF. Targeting lymphocyte activation through the lymphotoxin and LIGHT pathways. Immunol Rev. 2008;223:186‐201. • Xu W, Xu Z, Huang L, et al. Transcriptome Sequencing Identifies Novel Immune Response Genes Highly Related to the Severity of Human Adenovirus Type 55 Infection. Front Microbiol. 2019;10:130. 24|